EXHIBIT 1

JOINT REPORTING AGREEMENT
AND
POWER OF ATTORNEY

        WHEREAS, the statement on Schedule 13D (the “Joint Statement”) to which this joint reporting agreement and power of attorney (the “Agreement”) is an exhibit is being filed on behalf of two or more persons (collectively, the “Reporting Persons”) with respect to their beneficial ownership of shares of Common Stock of Childtime Learning Centers, Inc., a Michigan corporation (the “Issuer”); and

        WHEREAS, the Reporting Persons prefer to file the Joint Statement on behalf of all of the Reporting Persons rather than individual statements on Schedule 13D on behalf of each of the Reporting Persons;

        NOW THEREFORE, the undersigned hereby agree as follows with each of the other Reporting Persons:

        1.     Each of the Reporting Persons is responsible for the timely filing of the Joint Statement and any amendments thereto.

        2.     Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning such Reporting Person contained in the Joint Statement.

        3.     None of the Reporting Persons is responsible for the completeness or accuracy of the information concerning the other Reporting Persons contained in the Joint Statement, unless such Reporting Person knows or has reason to believe that such information is inaccurate.

        4.     The undersigned agrees that the Joint Statement is, and any amendment thereto will be, filed on behalf of each of the Reporting Persons.

        5.     The undersigned hereby appoints Benjamin Jacobson as attorney-in-fact for the undersigned with authority to execute and deliver on behalf of the undersigned (i) any and all documents (including any amendments thereto) required to be filed by the undersigned or otherwise executed and delivered by the undersigned pursuant to the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, all other federal, state and local securities and corporation laws, and all regulations promulgated thereunder relating to the undersigned’s beneficial ownership of securities of the Issuer, and (ii) any and all amendments hereto for the purpose of adding additional Reporting Person(s) parties hereto.

        6.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated:   July 13, 2000

James F. Wilson (Name of Reporting Person) /s/ James F. Wilson (Signature) Vice President (Title, if applicable)

        6.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated:   July 12, 2000

Michael L. Fuchs (Name of Reporting Person) /s/ Michael L. Fuchs (Signature) (Title, if applicable)

        6.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated:   July 12, 2000

George A. Kellner (Name of Reporting Person) /s/ George A. Kellner (Signature) (Title, if applicable)

        6.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated:   July 20, 2000

Wm. Brian Little (Name of Reporting Person) /s/ Wm. Brian Little (Signature) (Title, if applicable)

        6.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated:   July 13, 2000

Amcito Partners, L.P. (Name of Reporting Person) /s/ Wm. Brian Little (Signature) (Title, if applicable)

        6.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated:   July 20, 2000

Nathan Gantcher (Name of Reporting Person) /s/ Nathan Gantcher (Signature) (Title, if applicable)

        6.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated:   July 20, 2000

Gerald L. Parsky (Name of Reporting Person) /s/ Gerald L. Parsky (Signature) (Title, if applicable)

        6.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated:   July 12, 2000

Paul V. Hoagland (Name of Reporting Person) /s/ Paul V. Hoagland (Signature) (Title, if applicable)

        6.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated:   July 20, 2000

Bernard Matte (Name of Reporting Person) /s/ Bernard Matte (Signature) President & CEO (Title, if applicable)

        6.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated:   July 12, 2000

Barcam Holdings, Inc. (Name of Reporting Person) /s/ Bernard W. Matte (Signature) President & CEO (Title, if applicable)

        6.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated:   July 20, 2000

Raymond P. Barbrick (Name of Reporting Person) /s/ Raymond P. Barbrick (Signature) (Title, if applicable)

        6.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated:   July 18, 2000

Harrison R. Horan (Name of Reporting Person) /s/ Harrison R. Horan (Signature) (Title, if applicable)

        6.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated:   July 18, 2000

Walter E. Cisowski (Name of Reporting Person) /s/ Walter E, Cisowski (Signature) (Title, if applicable)

        6.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated:   July 12, 2000

Timothy E. Whelan (Name of Reporting Person) /s/ Timothy E. Whelan (Signature) (Title, if applicable)

        6.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated:   July 20, 2000

John Dickerson (Name of Reporting Person) /s/ John Dickerson (Signature) (Title, if applicable)